FEDERATED HIGH INCOME BOND FUND II

A Portfolio of Federated Insurance Series

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 20, 1999

Please replace the paragraph entitled "INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES" on Page 3 of your Statement of Additional Information with the following:

      "The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will not invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisision of assets."

                                                                  March 31, 2000







Federated Securities Corp., Distributor

G01298-03 (3/00)